T. Rowe Price Global Infrastructure Fund

Supplement to Prospectus Dated March 1, 2013

On November 11, 2013, the Board of Directors of the T. Rowe Price Global Infrastructure Fund (the “Fund”) approved a proposed merger under which the assets of the Fund would be transferred to the T. Rowe Price Real Assets Fund in exchange for shares of that fund.

The merger is subject to the approval of a majority of the Fund’s shareholders. All Fund shareholders at the close of business on January 30, 2014, the “record date,” will be eligible to vote on a plan of reorganization in connection with the proposed merger. It is anticipated that proxy materials and voting instructions will be mailed to shareholders of record in early February, and a special shareholder meeting will be held on or around April 30, 2014. The rationale for the proposal and detailed information regarding the proposed merger and the T. Rowe Price Real Assets Fund will be provided in the proxy materials. If the proposal is approved by a majority of the Fund’s shareholders, the merger is expected to take place on or around May 23, 2014, at which point Fund shareholders will receive shares of the T. Rowe Price Real Assets Fund representing the same total value as their shares of the Fund on that date. The merger will be structured as a tax-free exchange for shareholders of the Fund, although it is expected that the Fund will declare a taxable distribution to its shareholders shortly before the merger is consummated.

Effective immediately, the Fund will no longer charge a 2.00% redemption fee on shares purchased and held for 90 days or less. Accordingly, on page 1, the 2.00% redemption fee referenced in the table entitled “Fees and Expenses of the Fund” is hereby deleted, and on page 21, the 2.00% redemption fee referenced in the table entitled “T. Rowe Price Funds With Redemption Fees” is hereby deleted with respect to the Global Infrastructure Fund.

In addition, effective immediately, Kes Visuvalingam has replaced Susanta Mazumdar as the Fund’s portfolio manager. On page 5, the portfolio manager table under “Management” is revised as follows:

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Kes Visuvalingam	Chairman of Investment Advisory Committee	2013	2007

Effective December 16, 2013, the Fund will no longer accept new accounts and will close to additional purchases. On page 5, the language under “Purchase and Sale of Fund Shares” is replaced with the following:

The fund will be closed to new accounts and will not accept purchases of additional shares from existing shareholders after the close of the New York Stock Exchange (normally 4 p.m. ET) on Monday, December 16, 2013. Closing the fund to new accounts and additional purchases does not restrict shareholders from redeeming shares of the fund. You may redeem or exchange shares of the fund on any day the New York Stock Exchange is open for business by accessing your account online at troweprice.com, by calling 1-800-225-5132, or by written request. If you hold shares through a financial intermediary, you must redeem and exchange shares through your intermediary.

On page 36, the disclosure under “Portfolio Management” with respect to the Global Infrastructure Fund is supplemented with the following:

Effective November 20, 2013, Kes Visuvalingam replaced Susanta Mazumdar as Chairman of the fund’s Investment Advisory Committee. Mr. Visuvalingam joined the Firm in 2007 and his investment experience dates from 1990. Since joining the Firm, he has served as the Director of Equity Research, Asia. Prior to joining the Firm, he managed portfolios and oversaw equity research for Prudential Asset Management and First State Investments, among others.

The date of this supplement is November 20, 2013.

F191-041 11/20/13